UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2012
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Daktronics, Inc.
(Exact name of registrant as specified in its charter)
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South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.01     Regulation FD Disclosure.

On June 15, 2012, Daktronics, Inc. (the “Registrant”) issued a press release announcing the appointment of two Executive Vice Presidents. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated into the Registrant's filings with the SEC.

Item 9.01     Financial Statements and Exhibits

(d)    The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release dated June 15, 2012 issued by Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer
Date: June 15, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated June 15, 2012 issued by Registrant